SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report - February 13, 2004

(Date of earliest event reported)

METROLOGIC INSTRUMENTS, INC.

(Exact name of Registrant as specified in its charter)

New Jersey	0-24172	22-1866172
(State of incorporation)	(Commission file number)	(IRS employer identification number)

90 Coles Road, Blackwood, New Jersey, 08012

(Address of principal executive offices, zip code)

Area Code (856) 228-8100

(Telephone number)

Item 12.	Results of Operation and Financial Condition

Metrologic Instruments, Inc. (the “Company”) is furnishing herewith as Exhibit 99.1 its presentation of its third quarter financial results, which were made available on the Company’s web site in connection with the Company’s fourth quarter and year ended December 31, 2003 conference call on February 13, 2004.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Metrologic Instruments, Inc. presentation of its fourth quarter and year ended December 31, 2003 financial results.

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 17, 2004	Metrologic Instruments, Inc.

	By:	/s/ Kevin J. Bratton

Kevin J. Bratton Chief Financial Officer

METROLOGIC INSTRUMENTS, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.		Page

99.1	Metrologic Instruments, Inc. presentation of its fourth quarter and year ended December 31, 2003 financial results.